                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                        Synovis Life Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

                        SYNOVIS LIFE TECHNOLOGIES, INC.

                                                                January 12, 2006

Dear Shareholder:

     You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Synovis Life Technologies, Inc. The meeting will be held on Tuesday, February 28, 2006, at 3:45 p.m., at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting, which will consist of the election of directors, voting on a proposal to set the number of directors at six and voting on a proposal to approve a new stock incentive plan.

     Whether or not you can attend the meeting, please complete, sign, and mail the enclosed proxy card promptly so that your shares can be voted at the meeting according to your instructions.

                                           Sincerely,

                                           -s- Karen Gilles Larson

                                           KAREN GILLES LARSON
                                           President and Chief Executive Officer

                        SYNOVIS LIFE TECHNOLOGIES, INC.
                           2575 UNIVERSITY AVENUE W.
                       ST. PAUL, MINNESOTA 55114-1024 USA

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2006

                             ---------------------

     The Annual Meeting of Shareholders of Synovis Life Technologies, Inc. (the "Company") will be held at 3:45 p.m., local time, on Tuesday, February 28, 2006, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota for the following purposes as described in more detail in the accompanying Proxy
Statement:

          1) To vote on a proposal to set the number of members of the Board of Directors at six (6).

          2) To elect six (6) directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

          3) To vote on a proposal to approve the Company's 2006 Stock Incentive Plan.

          4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on December 30, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     All shareholders are invited to attend the Annual Meeting in person. Whether or not you are able to attend, please be sure you are represented at the Annual Meeting by promptly completing and returning the accompanying proxy card. Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Corporate Secretary of the Company, by executing a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                          By Order of the Board of Directors

                                          -s- Brett Reynolds

                                          BRETT REYNOLDS
                                          Vice President of Finance, Chief
                                          Financial Officer
                                          and Corporate Secretary

January 12, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE DATE AND SIGN THE PROXY CARD EXACTLY AS YOUR NAME(S) APPEARS ON THE CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                        SYNOVIS LIFE TECHNOLOGIES, INC.
                           2575 UNIVERSITY AVENUE W.
                       ST. PAUL, MINNESOTA 55114-1024 USA

                             ---------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                               FEBRUARY 28, 2006

                             ---------------------

                                  INTRODUCTION

     The Annual Meeting of Shareholders of Synovis Life Technologies, Inc. (the "Company") will be held at 3:45 p.m., local time, on Tuesday, February 28, 2006, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The Company will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock (the "Common Stock"). Company directors, officers and employees may, without compensation other than their regular compensation, solicit proxies by telephone, personal conversation, facsimile or other electronic communication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

     Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Corporate Secretary of the Company, by filing a duly executed proxy bearing a later date with the Corporate Secretary of the Company, or by attending the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but lack any such specification will be voted for the proposal to set the number of directors at six (6), in favor of the election of each of the director nominees listed in this Proxy Statement, and for the proposal to approve the 2006 Stock Incentive Plan.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SIX (6), FOR EACH OF THE DIRECTOR NOMINEES NAMED HEREIN AND FOR THE PROPOSAL TO APPROVE THE 2006 STOCK INCENTIVE PLAN.

     The Company expects that this Proxy Statement, the Proxy Card and Notice of Meeting will first be mailed to shareholders on or about January 12, 2006.

                                VOTING OF SHARES

     Only holders of record of shares of Common Stock at the close of business on December 30, 2005 will be entitled to vote at the Annual Meeting. On December 30, 2005, the Company had 11,933,628 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders of 33 1/3% of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

     Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card indicating any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our Common Stock as of December 1, 2005, unless otherwise noted,
(a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director and each nominee,
(c) by each executive officer named in the Summary Compensation Table below, and
(d) by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated. The address for each of our executive officers and each of our directors is Synovis Life Technologies, Inc., 2575 University Ave. W., St. Paul, Minnesota, 55114.

--------------------------------------------------------------------------------------------
                                                            NUMBER OF SHARES      PERCENTAGE
BENEFICIAL OWNER                                          BENEFICIALLY OWNED(1)   OWNERSHIP
--------------------------------------------------------------------------------------------
The TCW Group, Inc.(2)
on behalf of the TCW Business Unit
865 South Figueroa Street
Los Angeles, CA 90017                                           1,201,542            10.1%
--------------------------------------------------------------------------------------------
Perkins Capital Management, Inc.(3)
730 East Lake Street
Wayzata, MN 55391-1769                                            488,790             4.1%
--------------------------------------------------------------------------------------------
William G. Kobi(4)                                                 33,000               *
--------------------------------------------------------------------------------------------
Mark F. Palma(5)                                                    9,159               *
--------------------------------------------------------------------------------------------
Richard W. Perkins(6)                                             167,500             1.4%
--------------------------------------------------------------------------------------------
Timothy M. Scanlan(7)                                              52,000               *
--------------------------------------------------------------------------------------------
Edward E. Strickland(8)                                           280,200             2.3%
--------------------------------------------------------------------------------------------
Sven A. Wehrwein(9)                                                 9,000               *
--------------------------------------------------------------------------------------------
Karen Gilles Larson(10)                                           253,509             2.1%
--------------------------------------------------------------------------------------------
David A. Buche(11)                                                 31,020               *
--------------------------------------------------------------------------------------------
Mary L. Frick(12)                                                  45,977               *
--------------------------------------------------------------------------------------------
Richard W. Kramp(13)                                               40,907               *
--------------------------------------------------------------------------------------------
B. Nicholas Oray, Ph. D.(14)                                       44,189               *
--------------------------------------------------------------------------------------------

All Executive Officers and Directors as a Group (13
  persons)(15)                                                  1,159,310             9.3%
--------------------------------------------------------------------------------------------

---------------

 *   Less than 1%.

 (1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. As of December 1, 2005, there were 11,933,628 shares of Common Stock outstanding.

 (2) The amount of shares is based upon a Schedule 13G-A dated October 7, 2005 reporting beneficial ownership as of September 30, 2005. The Schedule was filed by TCW Group, Inc. ("TCW") on behalf of itself and its direct and indirect subsidiaries (including Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company), which collectively constitute the "TCW Business Unit." TCW Group further reported that its ultimate parent company, Societe Generakem S.A. ("SG"), may be deemed to control TCW, and that executive officers and directors and direct and indirect subsidiaries of SG (including all business units except the TCW Business Unit) may beneficially own shares of Common Stock, that such shares were not reported in the Schedule, that SG disclaims beneficial ownership of shares beneficially owned by the TCW Business Unit, and that the TCW Business Unit disclaims beneficial ownership of shares of Common Stock beneficially owned by SG and any of SG's other business units. TCW reported that the TCW Business Unit does not have sole voting power as to any of the reported shares, has shared voting power as to 769,842 of the reported shares and has shared dispositive power as to all of the reported shares.

 (3) Excludes shares beneficially owned by Richard W. Perkins, a director of the Company and the controlling shareholder of Perkins Capital Management, Inc. ("PCM"), a registered investment advisor. PCM disclaims beneficial ownership of the 488,790 shares (the "PCM Shares"), which are held for the account of its clients. Of the 488,790 shares, PCM has sole investment power with regard to all such shares and sole voting power over 78,300 of such shares.

 (4) Includes 30,000 shares Mr. Kobi has the right to acquire within 60 days upon the exercise of options.

 (5) Includes 9,000 shares Mr. Palma has the right to acquire within 60 days upon the exercise of options.

 (6) Includes 5,000 shares held by the Perkins Foundation and 121,500 shares held by various trusts of which Mr. Perkins is the sole trustee. Also includes 41,000 shares Mr. Perkins has the right to acquire within 60 days upon the exercise of options. Excludes the 488,790 PCM Shares. Mr. Perkins disclaims beneficial ownership of the PCM Shares.

 (7) Includes 46,000 shares Mr. Scanlan has the right to acquire within 60 days upon the exercise of options.

 (8) Includes 41,000 shares Mr. Strickland has the right to acquire within 60 days upon the exercise of options.

 (9) Consists entirely of 9,000 shares Mr. Wehrwein has the right to acquire within 60 days upon the exercise of options.

(10) Includes 138,804 shares Ms. Larson has the right to acquire within 60 days upon the exercise of options.

(11) Includes 24,870 shares Mr. Buche has the right to acquire within 60 days upon the exercise of options.

(12) Includes 41,941 shares Ms. Frick has the right to acquire within 60 days upon the exercise of options.

(13) Includes 39,907 shares Mr. Kramp has the right to acquire within 60 days upon the exercise of options.

(14) Includes 21,052 shares Dr. Oray has the right to acquire within 60 days upon the exercise of options.

(15) Includes 484,345 shares which may be acquired within 60 days upon the exercise of options.

                 PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SIX

     The Company's Bylaws provide that the Board of Directors (the "Board") shall consist of one or more members, with the number of directors designated by the shareholders at each regular meeting of the shareholders, subject to the authority of the shareholders to increase or decrease the number of directors and the authority of the Board to increase the number of directors between regular meetings of the shareholders. The Board currently consists of seven directors.

     On December 15, 2005, one of the Company's current directors, Edward E. Strickland, notified the Board of his decision to retire upon completion of the 2006 Annual Meeting, and therefore he will not be standing for re-election. In light of the short time between the announcement and the Annual Meeting, the Board has proposed that the shareholders set the number of directors at six at the Annual Meeting, and has nominated the six remaining directors to stand for re-election. See "Election of Directors" below. The Nominating and Governance Committee intends to continue to evaluate the qualifications of potential directors to replace Mr. Strickland and, if a suitable candidate is found and is willing to serve, the Board may later elect to increase the number of directors and fill the vacancy.

     If the proposal to set the number of directors at six is not approved at the Annual Meeting, the number of directors will remain at seven, and the Board in its discretion will have the authority to select an additional nominee to be elected at the Annual Meeting or to fill the vacancy following the Annual Meeting.

     The Board recommends that the shareholders vote FOR the proposal to set the number of directors at six. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval. Unless otherwise specified, the proxies will be voted to set the number of directors at six.

                             ELECTION OF DIRECTORS

NOMINATION

     Upon the recommendation of the Nominating and Governance Committee, the Board has nominated the six (6) individuals named below to serve as directors of the Company until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified. All of the nominees are currently members of the Board.

     Each nominee will be elected by a plurality of the votes cast. The six director nominees receiving the highest vote totals will be elected. Shares represented by proxies that contain instructions to "withhold" voting authority on one or more nominees will not affect the election of nominees receiving a plurality of the votes cast. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other occurrence.

INFORMATION ABOUT NOMINEES

     The following information has been furnished to the Company, as of December 1, 2005, by the persons who have been nominated by the Board to serve as directors for the ensuing year.

                                                                                     DIRECTOR
NAME                             AGE                      TITLE                       SINCE
----                             ---                      -----                      --------
Timothy M. Scanlan.............  59    Chairman of the Board and Director              1997
Karen Gilles Larson............  63    President, Chief Executive Officer and          1997
                                       Director
William G. Kobi................  61    Director                                        1998
Mark F. Palma..................  47    Director                                        2004
Richard W. Perkins.............  74    Director                                        1987
Sven A. Wehrwein...............  54    Director                                        2004

OTHER INFORMATION ABOUT NOMINEES

     Timothy M. Scanlan. Mr. Scanlan has served on the Board of the Company since 1997 and as Chairman of the Board since 1998. Mr. Scanlan serves as President and Chief Executive Officer of the Scanlan Group of Companies, established in 1921. The Group, consisting of Scanlan International, Inc., Surgical Technologies, Inc., McLean Medical and Scientific, Scanlan WorldWide, Inc., Vascular Innovations, Inc. and Scanlan Group BV, designs, manufactures and distributes medical and surgical products and provides related services worldwide. Mr. Scanlan serves on the Board of Directors of Automated Management Technologies, a privately held company, and the Lillehei Surgical Society.

     Karen Gilles Larson. Ms. Larson has served as President and Chief Executive Officer of the Company since July 1997 and as a Director of the Company since August 1997. Prior to July 1997, Ms. Larson held the positions of Chief Financial Officer of the Company from December 1990, Vice President of Finance from 1989 and Secretary of the Company from November 1991. Ms. Larson served as the Director of Finance and Administration of the Company from April 1989 to December 1989.

     William G. Kobi. Mr. Kobi has served on the Board of the Company since 1998. Mr. Kobi has served as President, Chief Executive Officer and a director of Acumen Healthcare Solutions, Inc. since May 1997. Acumen is a medical software systems company, founded in 1997, involved in the electronic data collection for clinical trials, medical device tracking and managed care. From 1988 to April 1997, Mr. Kobi was owner of Kobi's Karvings and Log Home Supply, a non-medical business in northern Minnesota. From 1976 to 1988, Mr. Kobi was employed by SciMed Life Systems Inc., in the positions of Director of Sales, Director of Marketing, Director of International Sales and as Vice President of Worldwide Sales for its cardiovascular division.

     Mark F. Palma. Mr. Palma has served on the Board of the Company since December 1, 2004. He is a partner at Hinshaw & Cullberston, a Chicago-based law firm, where he specializes in corporate and business law. He has extensive taxation experience and is a certified public accountant. He received his law degree from William Mitchell College of Law, and a master's in business administration from Minnesota State University. Mr. Palma serves on the Board of Directors of Allen Interactions, Inc. and Aloe Up, Inc., each of which are privately held companies. He is a former chair of the Hennepin County Bar Association Tax Section.

     Richard W. Perkins. Mr. Perkins has served on the Board of the Company since 1987. He has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm, since 1984. Mr. Perkins also serves on the Board of Directors of the following public companies: LifeCore Biomedical, Inc., Intelefilm Corporation, CNS, Inc., Nortech Systems, Inc., PW Eagle, Inc., Vital Images, Inc., Two Way TV
(US), Inc. and Teledigital, Inc.

     Sven A. Wehrwein. Mr. Wehrwein has served on the Board of the Company since December 1, 2004. He has over 25 years experience in corporate finance and investment banking, including serving as Chief Financial Officer of InStent Inc. and Digi International. Since 1999 he has provided financial-consulting services to emerging growth companies. Mr. Wehrwein also serves on the Board of Directors of Vital Images, Inc. and Van Wagoner Funds, Inc. He received his master's of business administration in finance from the Sloan School at the Massachusetts Institute of Technology and is a certified public accountant.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     The Board met six times during the fiscal year ended October 31, 2005. Each of the directors attended, either in person or by telephonic conference, all of the meetings of the Board and all such committees on which such director served during the 2005 fiscal year. Our Board of Directors has adopted a policy requiring all directors to attend our annual meetings of shareholders and all directors did attend last year's annual meeting.

     The committees of the Board and the members of those committees are listed below.

AUDIT                         COMPENSATION        NOMINATING & GOVERNANCE
-----                         ------------        -----------------------
Sven A. Wehrwein (Chair)  Mark F. Palma (Chair)  Timothy M. Scanlan (Chair)
William G. Kobi           William G. Kobi        William G. Kobi
Mark F. Palma             Richard W. Perkins     Mark F. Palma
Edward E. Strickland                             Richard W. Perkins
                                                 Edward E. Strickland
                                                 Sven A. Wehrwein

     Prior to December 15, 2005, Mr. Strickland served as the Chair of the Audit Committee and Mr. Perkins served as the Chair of the Compensation Committee.

     Each of Mr. Scanlan, Mr. Kobi, Mr. Palma, Mr. Perkins, Mr. Strickland and Mr. Wehrwein are "independent" as defined under current Nasdaq Stock Market listing standards; accordingly, all of the above committees were comprised solely of independent directors.

     The Audit Committee is responsible for the selection of the Company's auditors and the review of the services performed by such auditors, including reviewing the annual financial statements, the scope of the annual audits, the fees to be paid to the auditors and the adequacy of the Company's internal controls for compliance with corporate policies and directives. The Audit Committee receives the auditors' report and may recommend changes in the accounting systems of the Company, if so warranted. During fiscal 2005, the Audit Committee met four times.

     The Compensation Committee's function is to determine compensation for the officers of the Company, to provide for management continuity and to administer the Company's stock-based compensation plans. See "Compensation Committee Report on Executive Compensation" below for a more detailed discussion of the function of the Compensation Committee. During fiscal 2005, the Compensation Committee met ten times.

     The Nominating and Governance Committee is responsible for the broad range of issues surrounding composition and operation of the Board of Directors, including the selection and nomination of qualified director candidates. The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is not available on our website but was provided as an appendix to our proxy statement for our 2004 Annual Meeting. The Nominating and Governance Committee did not meet separately as a committee in fiscal 2005, but did hold a series of meetings after the end of the fiscal year to address Mr. Strickland's retirement and to assess potential replacement nominees.

     The Nominating and Governance Committee has historically identified director nominees based upon suggestions by outside directors, management members or shareholders, and has evaluated those persons on its own, without any paid, third-party assistance. The Company seeks directors who possess integrity, a high level of education and/or business experience, broad-based business acumen, strategic thinking and a willingness to share ideas, a network of contacts and diversity of experiences, expertise and background. The Nominating and Governance Committee uses these criteria to evaluate potential nominees, and does not evaluate proposed nominees differently depending upon who has made the proposal.

     The Nominating and Governance Committee will consider proposed nominees whose names are submitted to it by shareholders; however, it does not have a formal process for that consideration. The Nominating and Governance Committee has not adopted a formal process because it believes that its informal consideration process has been adequate, given the historically small number of shareholder recommendations. The Nominating and Governance Committee intends to review periodically whether a more formal policy should be adopted.

     Any shareholder who desires to recommend a nominee must submit a letter, addressed to the Corporate Secretary of the Company at 2575 University Avenue West, St. Paul, Minnesota, 55114-1024, USA, and which is clearly identified as a "Director Nominee Recommendation." All recommendation letters must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder. Any shareholder recommendations for the next Annual Meeting must be submitted by September 14, 2006 to assure time for meaningful consideration and evaluation of the nominees by the Nominating and Governance Committee.

DIRECTORS' COMPENSATION

     The Board meets periodically throughout the year and immediately prior to the annual meeting of the Company's shareholders.

     In fiscal 2005, non-employee directors received compensation of $1,000 per month for Board membership, $1,000 for each Board meeting attended, and were reimbursed for out of pocket expenses incurred in attending Board meetings. Committee members received additional compensation of $750 for each Audit and/or Compensation Committee meeting attended, with no additional compensation paid for service on the Nominating and Governance Committee. Additionally, due to the time requirements involved, the chairman of the Board received an annual stipend of $4,000 per year, and the chairs of the Audit and Compensation Committee received an annual stipend of $2,000.

     Prior to September 30, 2005, the Company's 2004 Non-Employee Director Stock Option Plan (the "2004 Directors' Plan") provided that each director who was not an employee of the Company or its subsidiaries (a "non-employee director") received a grant of options to purchase 27,000 shares of Common Stock upon election to the Board or, if not earlier granted an option under the 2004 Directors' Plan, the third anniversary of the non-employee director's last option grant. Options granted under the 2004 Directors' Plan vest in equal one-third increments on each of the first, second and third anniversaries of the grant date, and each option is exercisable at a price equal to the fair market value of one share of Common Stock on the date of grant. The 2004 Directors' Plan also provided for additional grants of options to purchase 30,000 and 33,000 shares of Common Stock, respectively, on the third and sixth anniversaries of each non-employee director's initial grant under the plan, assuming continued services as a non-employee director during that period (with the same vesting and pricing terms as the initial grant).

     All options granted under the 2004 Directors' Plan have a maximum term of ten years. When a non-employee director's membership on the board terminates due to death, all options then held by the director under the plan and exercisable at the time of the director's death will remain exercisable for one year thereafter. Upon termination of a director's service for any other reason, the unvested portion of the options granted to that non-employee director under the 2004 Directors' Plan are cancelled, and the vested portion of the options continue to be exercisable under the original terms of the option agreement.

     Effective of September 30, 2005, the Company's Board of Directors terminated the 2004 Directors' Plan, thereby eliminating all future grants under that plan. The Board intends that future grants of equity based compensation will be made to non-employee directors under the 2006 Stock Incentive Plan, if approved at the Annual Meeting. See "Proposal to Approve the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan" below.

     Although termination of the 2004 Directors' Plan did not affect vesting or exercise of previously granted options, the Board also approved the cancellation of a portion of the options granted under the 2004 Directors' Plan to Mr. Palma and Mr. Wehrwein. The cancellation was agreed to by Messrs. Palma and Wehrwein (as required by the 2004 Director's Plan), and was effected without payment or promise of any current or future consideration. The cancelled portion of the options consisted of options to purchase 9,000 shares of Common Stock granted to each of Messrs. Palma and Wehrwein on December 1, 2004, at an exercise price of $10.92, and which would have vested on December 1, 2007.

     On September 30, 2005, the Board of Directors also agreed to grant Mr. Scanlan options to purchase 9,000 shares of Common Stock under the Company's 1995 Stock Incentive Plan due to the adverse impact of the 2004 Directors' Plan cancellation on his next-due "formula-based" grant. The options granted to Mr. Scanlan have an exercise price of $10.75 (the fair market value as of the date of grant), and were immediately vested.

  MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

     As noted above, the Audit Committee consists of Mr. Strickland, Mr. Kobi, Mr. Palma and Mr. Wehrwein. The Board of Directors has determined that Mr. Palma, Mr. Strickland and Mr. Wehrwein qualify as an "audit committee financial expert," as defined under applicable SEC rules and regulations. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was provided as an appendix to our proxy statement for our 2004 Annual Meeting.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight responsibilities to the shareholders of the Company and others relating to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's internal accounting and financial controls and the performance of the independent auditor. In doing so, the Committee is responsible to maintain free and open communication between the Committee, management, and the independent auditor.

AUDIT COMMITTEE REPORT

  REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

     Prior to the Annual Meeting of Shareholders, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2005 with the

Company's management. Further, the Audit Committee has discussed with Deloitte and Touche LLP ("D&T"), the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

     Also, prior to the Annual Meeting of Shareholders, the Audit Committee has received the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, and the Audit Committee has discussed the independence of D&T with that firm.

     Based on the Audit Committee's discussions with the Company's management and D&T, and the review noted above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2005 for filing with the SEC.

                                          Members of the Audit Committee:
                                          Sven A. Wehrwein (Chair)
                                          William G. Kobi
                                          Mark F. Palma
                                          Edward E. Strickland

FEES OF INDEPENDENT AUDITORS

  AUDIT FEES

     Audit fees billed by D&T for services rendered in auditing the Company's financial statements and reviewing the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2005 and 2004 totaled $350,000 and $161,000, respectively. Included in fiscal 2005 audit fees is $195,000 in fees for attestation services relating to the report on the Company's internal controls as specified in Section 404 of the Sarbanes-Oxley Act. No such fees were incurred in fiscal 2004.

  AUDIT-RELATED FEES

     Audit-related fees billed by D&T for services rendered in auditing the Company's 401(k) plan for fiscal 2005 and 2004 totaled $10,000 and $9,000, respectively.

  TAX FEES

     Tax-related fees billed by D&T for services rendered in tax payment estimates, tax return preparation and tax planning during fiscal 2005 and 2004 totaled $27,000 and $55,000, respectively.

  ALL OTHER FEES

     In fiscal 2004, D&T performed services, for which they billed the Company $6,000, related to an acquisition opportunity which was terminated for a variety of reasons. No fees were paid to D&T in fiscal 2005 for services other than as provided above.

  PRE-APPROVAL POLICIES

     The Audit Committee has not adopted a formal policy regarding the pre-approval of audit and permissible non-audit services provided by the Company's independent auditors. It is the Audit Committee's procedure to approve of any engagement or accounting project involving the independent auditors, and the related fees, prior to commencement of the engagement or project. Projects are approved at the regular meetings of the Audit Committee. If a project requiring pre-approval arises between meetings, the Audit Committee Chair reviews the project and provides the required pre-approval, provided that such pre-approval is subsequently presented to the entire Audit Committee at its next meeting.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the cash and non-cash compensation paid or earned during the fiscal years ended October 31, 2005, 2004 and 2003 by the Chief Executive Officer of the Company and the four named executive officers of the Company at fiscal year end whose salary and bonus exceeded $100,000 in the fiscal year ended October 31, 2005.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------
                                                                                   LONG-TERM
                                                           ANNUAL COMPENSATION    COMPENSATION
                                                           -----------------------------------
                                                                                   SECURITIES
                                                                                   UNDERLYING
NAME AND PRINCIPAL POSITION                         YEAR   SALARY($)   BONUS($)    OPTIONS(#)
----------------------------------------------------------------------------------------------
Karen Gilles Larson                                 2005   $350,000    $39,000       18,337
  President and                                     2004    350,000     14,000        1,396
  Chief Executive Officer                           2003    300,000     73,400        3,637
----------------------------------------------------------------------------------------------
David A. Buche                                      2005   $180,000    $ 7,200       13,716
  Vice President and COO of                         2004    167,354      5,080        6,654
  Synovis Surgical Innovations                      2003    152,000     35,400        1,843
----------------------------------------------------------------------------------------------
Mary L. Frick                                       2005   $162,750    $ 6,510       11,551
  Vice President of Regulatory Affairs,             2004    155,000      6,200          618
  Quality Assurance and Clinical Affairs            2003    142,039     32,400        1,722
----------------------------------------------------------------------------------------------
Richard W. Kramp(1)                                 2005   $200,000    $ 8,000       13,907
  President and COO of                              2004     27,000         --       26,000
  Synovis Interventional Solutions, Inc.            2003         --         --           --
----------------------------------------------------------------------------------------------
B. Nicholas Oray, Ph.D.                             2005   $166,500    $ 6,660       11,587
  Vice President of Research and Development        2004    162,000      3,888          646
                                                    2003    150,000     32,000        1,819
----------------------------------------------------------------------------------------------

---------------

(1) Mr. Kramp's hire date was August 30, 2004. His 2004 annual compensation reflects salary earned from August 30, 2004 through October 31, 2004.

OPTION GRANTS AND EXERCISES

     The following tables provide information for the year ended October 31, 2005 as to individual grants and aggregate exercises of options to purchase shares of Common Stock by each of the executive officers named in the Summary Compensation Table and the potential realizable value at October 31, 2005 of the options granted to such persons in fiscal 2005.

                       OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------
                                            INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                       ------------------------------------------------------------     VALUE AT ASSUMED
                         NUMBER OF      % OF TOTAL                                    ANNUAL RATES OF STOCK
                        SECURITIES       OPTIONS                                        APPRECIATION FOR
                        UNDERLYING      GRANTED TO    EXERCISE OR                        OPTION TERM(1)
                          OPTIONS      EMPLOYEES IN   BASE PRICE                      ---------------------
NAME                      GRANTED      FISCAL YEAR     ($/SHARE)    EXPIRATION DATE      5%          10%
-----------------------------------------------------------------------------------------------------------
Karen Gilles Larson        3,337(2)         1%          $10.49         10/31/10        $ 9,671     $21,371
-----------------------------------------------------------------------------------------------------------
Karen Gilles Larson       15,000(3)         5%          $10.75          9/30/10        $44,550     $98,445
-----------------------------------------------------------------------------------------------------------
David A. Buche             1,716(2)         1%          $10.49         10/31/10        $ 4,973     $10,990
-----------------------------------------------------------------------------------------------------------
David A. Buche            12,000(3)         4%          $10.75          9/30/10        $35,640     $78,756
-----------------------------------------------------------------------------------------------------------
Mary L. Frick              1,551(2)         1%          $10.49         10/31/10        $ 4,495     $ 9,933
-----------------------------------------------------------------------------------------------------------
Mary L. Frick             10,000(3)         3%          $10.75          9/30/10        $29,700     $65,630
-----------------------------------------------------------------------------------------------------------
Richard W. Kramp           1,907(2)         1%          $10.49         10/31/10        $ 5,527     $12,213
-----------------------------------------------------------------------------------------------------------
Richard W. Kramp          12,000(3)         4%          $10.75          9/30/10        $35,640     $78,756
-----------------------------------------------------------------------------------------------------------
B. Nicholas Oray,
  Ph.D.                    1,587(2)         1%          $10.49         10/31/10        $ 4,599     $10,164
-----------------------------------------------------------------------------------------------------------
B. Nicholas Oray,
  Ph.D.                   10,000(3)         3%          $10.75          9/30/10        $29,700     $65,630
-----------------------------------------------------------------------------------------------------------

---------------

(1) Potential realizable value is calculated based on an assumption that the price of the Company's Common Stock will appreciate at the assumed annual rates shown (5% and 10%), compounded annually from the date of grant of the option until the end of the option term. These assumed annual rates are applied pursuant to Securities and Exchange Commission disclosure rules and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the continued employment of the named executive by the Company. There can be no assurance that the amounts reflected in this table will be realized.

(2) Reflects a grant of options on November 1, 2004 under the Company's 1995 Stock Incentive Plan, exercisable at the fair market value of the underlying stock on the date of grant. The options vested in full on October 31, 2005 and expire five years after the vesting date.

(3) Reflects a grant of options on September 30, 2005 under the Company's 1995 Stock Incentive Plan, exercisable at the fair market value of the underlying stock on the date of grant. The options were fully vested on the date of grant and expire five years after such date.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING               VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              SHARES                          OCTOBER 31, 2005             OCTOBER 31, 2005(2)
                           ACQUIRED ON        VALUE      ---------------------------------------------------------
NAME                      EXERCISE(#)(1)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
Karen Gilles Larson           11,035         $66,427       138,804          --          $547,801         $  --
------------------------------------------------------------------------------------------------------------------
David A. Buche                 5,000         $26,690        24,870          --          $ 15,285         $  --
------------------------------------------------------------------------------------------------------------------
Mary L. Frick                  3,325         $22,989        41,941          --          $110,089         $  --
------------------------------------------------------------------------------------------------------------------
Richard W. Kramp                  --         $    --        39,907          --          $ 19,240         $  --
------------------------------------------------------------------------------------------------------------------
B. Nicholas Oray, Ph.D.        8,399         $44,743        21,052          --          $ 29,452         $  --
------------------------------------------------------------------------------------------------------------------

---------------

(1) The Company's option plans generally provide that the exercise price of options must be paid entirely in cash (including check, bank draft or money order); provided, however, that the Compensation Committee, in its sole discretion, and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a broker exercise notice or previously acquired shares.

(2) Based upon the fair market value of the underlying Common Stock on October 31, 2005 of $9.01, the last reported sale price of a share of Common Stock during the regular trading session, as reported by the Nasdaq National Market, less the exercise price.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  OVERVIEW AND PHILOSOPHY

     The Compensation Committee is currently composed of three of the Company's independent directors. The Compensation Committee's responsibilities are to:

     - Review and recommend to the Board compensation policies and compensation levels for the Company's executive officers;

     - Review and recommend to the Board plans to provide management continuity; and

     - Administer the Company's stock based compensation plans. The Compensation Committee determines who will participate in such plans and the extent and terms of such participation, and approves all transactions involving stock based compensation.

     The Compensation Committee's objectives in recommending executive compensation policies and compensation levels for the Company's executive officers, including the Chief Executive Officer, are: (i) to attract and retain qualified executive officers; (ii) to align the interests of those executive officers with those of the Company's shareholders; and (iii) to encourage the development of a cohesive management team. The Compensation Committee believes that base salaries need to be moderately to aggressively competitive to attract and retain qualified executive officers, that the executive officers need to be provided with stock ownership opportunities to align their interests with those of the Company's shareholders and that incentive compensation should be based primarily on the accomplishment of Company performance in the interest of building a cohesive management team.

  EXECUTIVE COMPENSATION PROGRAM COMPONENTS

     The Company's executive compensation program focuses on Company and individual performance as measured against goals confirmed by the Compensation Committee. The Compensation Committee places emphasis on Company performance in order to inspire the Company's executives to work as a team to accomplish Company objectives. Components of the Company's executive officer compensation program may include base salary, annual cash incentive compensation, equity-based compensation, as well as various benefits which are presently available to all employees of the Company. Each component of the executive officer compensation program is discussed in greater detail below.

  BASE SALARY

     The Compensation Committee's recommendations regarding the base salary of each of the Company's executive officers, including the Chief Executive Officer, are based on a number of factors, including the executive officer's experience and past performance, the level of skill and responsibility required by the executive's position and his or her qualifications for the position. The Compensation Committee also considers competitive salary information gathered by outside consultants and through comparative surveys pertaining specifically to the medical device industry as well as to companies of similar size in other industries. As a result, the population of companies for which competitive salary data is obtained is broader than the industry peer group established to compare shareholder returns in the Performance Graph set forth below.

     In general, the Compensation Committee seeks to set executive officer base salary at moderately to aggressively competitive levels in relation to the companies with which the Company competes for executives. Base salaries are determined prior to the beginning of each fiscal year following a review of the above factors by the Compensation Committee and may also be adjusted based on Company performance and the executive officer's impact thereon, cost of living, promotion or merit factors.

     The base salary compensation component for each executive officer, other than Ms. Larson, was recommended by Ms. Larson and reviewed and approved by the Compensation Committee based on the factors discussed above. For fiscal 2005, Ms. Larson requested the Compensation Committee not increase her base salary. After consideration of her request and the aforementioned factors, the Compensation Committee determined not to change her base salary.

  ANNUAL CASH INCENTIVE COMPENSATION

     The Company's annual cash incentive compensation program is designed to provide a direct financial incentive to the Company's executive officers, including the Chief Executive Officer, for the achievement of specific Company and individual performance goals.

     During fiscal 2005, each of the Company's executive officers, including the Chief Executive Officer, were eligible to receive up to 4% of their base salary in annual cash incentive compensation based on a subjective evaluation by the Compensation Committee of the individual executive officer's performance and achievement of specific individual objectives during the period. Incentive compensation for fiscal 2005 was awarded to all named executive officers, including a $14,000 award to Ms. Larson, based upon the Compensation Committee's review of individual performance and achievement.

     In fiscal 2005 the Compensation Committee also established an incentive cash compensation program based upon achievement of aggressive Company financial performance goals. No awards were made under this program.

     At its discretion, the Compensation Committee may also award additional incentive cash compensation to the Company's executive officers for performance or achievement above their individual goals. Based upon the Compensation Committee's assessment of her performance during fiscal 2005, Ms. Larson was awarded an additional discretionary cash bonus of $25,000.

  EQUITY BASED COMPENSATION

     The Company's 1995 Stock Incentive Plan (which expired on December 18,
2005) authorized the Compensation Committee to issue to executive officers, including the Chief Executive Officer, incentive stock options having an exercise price not less than the fair market value of the Common Stock on the date of grant (or, for an incentive option granted to a person holding more than 10% of the Company's voting stock, at not less than 110% of fair market value), and non-statutory options having an exercise price not less than 85% of the fair market value of the Common Stock on the date of grant. Options granted under the 1995 Stock Incentive Plan have a term fixed by the Compensation Committee at the time of grant, which term may not exceed 10 years.

     The Compensation Committee determines the number of options and the terms and conditions of options granted to each named executive officer based on certain factors, including the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives, past grants or awards of stock-based compensation and on comparative compensation data regarding option grants by companies within the medical device industry as well as within a broader group of companies of comparable size and complexity. Additionally, options may be granted to an executive officer as an incentive at the time the executive officer joins the Company.

     In fiscal 2005, based upon the aforementioned guidelines and factors, each of the executive officers named in the Summary Compensation Table received grants of stock options as listed.

     The 1995 Stock Incentive Plan also permitted the Compensation Committee to grant stock-based compensation to the Company's executive officers in the form of restricted stock awards. In determining whether to grant shares of restricted stock to an executive officer of the Company, the Compensation Committee evaluates the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives and past grants or awards of stock-based compensation to the executive officer. There were no awards of restricted stock to the named executive officers in fiscal 2005.

     If approved at the Annual Meeting, the Compensation Committee will administer and will grant future equity compensation awards under the 2006 Stock Incentive Plan. See "Proposal to Approve the 2006 Stock Incentive Plan" below.

  BENEFITS

     The Company provides medical, dental and life and disability insurance benefits as well as a 401(k) retirement plan and a stock purchase plan to the executive officers. The same benefits are available to all Company employees. The total value of these perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of each executive officer's annual salary for fiscal 2005.

  SECTION 162(M)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the chief executive officer and the four other most highly compensated executives of a publicly held corporation to $1,000,000 each. In fiscal 2005, the Company did not pay "compensation" within the meaning of
Section 162(m) to such executive officers in excess of $1,000,000 and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

                                          Members of the Compensation Committee:
                                          Mark F. Palma (Chair)
                                          William G. Kobi
                                          Richard W. Perkins

MANAGEMENT AGREEMENTS

     Each of the executive officers of the Company named in the Summary Compensation Table has entered into a change of control agreement providing benefits upon termination resulting from a change of control of the Company. These agreements provide for certain payments in the event that within twelve months subsequent to a change in control of the Company or, in certain circumstances, immediately prior to a change in control of the Company, the officer's employment is terminated involuntarily by the Company or by the executive officer due to a material change of position or benefits of the executive officer (a "Qualifying Termination"). As defined in these agreements, a "change in control" means: (i) the sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any third party; (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or (iii) a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a change in control will be deemed to have occurred at such time as: (A) any third party is or becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote for elections of directors, or (B) individuals who constitute the Board on the date of the agreement (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date of the agreement whose election, or nomination for election, by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination) will, for purposes of this clause (B), be deemed to be a member of the Incumbent Board.

     Upon a Qualifying Termination, in addition to salary and benefits then due and in addition to any other benefits due under the Company's compensation plans, the terminated executive officer is entitled to: (a) a lump sum payment equal to the product of the executive officer's highest monthly compensation for the previous twelve month period multiplied by thirty-six (36); (b) reimbursement for all legal fees and expenses incurred by the executive officer as a result of such termination; and (c) for a thirty-six (36) month period following such termination, life and health insurance benefits substantially similar to those the executive officer was receiving at the time of termination.

     The change in control agreements for the executive officers provide that in the event that any payment or benefit received by the executive officer pursuant to the agreement or any other payments the officer has the right to receive from the Company in connection with a change in control of the Company would not be deductible by the Company under Section 280G of the Code, two calculations will be performed. In the first calculation, the payments, benefits or awards to be received solely pursuant to the change in control agreement (and excluding any benefits to be received from the existing stock option and incentive plans) will be reduced by the amount the Company deems necessary so that none of the payments or benefits under the agreement (including those from the existing stock option and incentive plans) are excess parachute payments. In the second calculation, the payments will not be reduced so as to eliminate an excess parachute payment, but will be reduced by the amount of the applicable excise tax that the officer will pay related to all change in control benefits received as imposed by section 4999 of the Code. The two calculations will be compared and the calculation providing the largest net payment to the employee will be utilized to determine the change in control payments made to the officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     With the knowledge and consent of the Board of Directors, John Gilles joined Synovis Interventional Solutions, Inc. as the General Manager of its Precision Engineering Division effective June 2, 2003. On November 1, 2004, Mr. Gilles was named the Director of Sales and Marketing for Synovis Interventional Solutions, Inc. Mr. Gilles is the son of Karen Gilles Larson, President and Chief Executive Officer of the Company, a current director and a nominee for re-election at the Annual Meeting. At the time he was hired, the Audit Committee reviewed and approved the terms and conditions of Mr. Gilles' employment. Mr. Gilles was not hired by, nor has he ever reported to Ms. Larson.

     In fiscal 2005, Mr. Gilles received an annual salary of $116,325. He also received commission pay of $79,126 related directly to sales within the interventional business, which reached a record high in the year, and a bonus of $4,653 based on his achievement of specific individual objectives. During fiscal 2005, Mr. Gilles also received grants of options to purchase 6,109 shares of Common Stock. The exercise price of the options is equal to fair market value on the date of grant.

     Mr. Gilles graduated magna cum laude from the University of St. Thomas, St. Paul, Minnesota with a Bachelor of Arts degree in Business
Administration -- Finance in 1986. In December of 1997, Mr. Gilles earned his masters degree in marketing from the University of Minnesota, Carlson School of Business. At the time he joined the Company, he had a total of sixteen years of work experience; nine years in the field of finance and seven years in marketing.

PERFORMANCE GRAPH

     In accordance with the rules of the SEC, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq National Market to an index for the Nasdaq Stock Market (U.S. Companies) prepared by the Center for Research in Securities Prices, and to a self-determined peer group of five companies identified at the bottom of the graph.

     The following performance graph compares the cumulative total stockholder return as of the end of each of the Company's last five fiscal years on $100 invested at the beginning of the period and assumes reinvestment of all dividends.

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------------------
             Date               Company Index            Market Index             Peer Index
------------------------------------------------------------------------------------------------------
           10/31/00                 100.0                   100.0                   100.0
------------------------------------------------------------------------------------------------------
           10/31/01                 114.7                    50.2                    64.9
------------------------------------------------------------------------------------------------------
           10/31/02                 168.4                    39.9                    49.5
------------------------------------------------------------------------------------------------------
           10/31/03                 497.7                    57.7                    92.9
------------------------------------------------------------------------------------------------------
           10/31/04                 222.5                    59.1                    66.4
------------------------------------------------------------------------------------------------------
           10/31/05                 189.7                    64.0                    64.1
------------------------------------------------------------------------------------------------------

The index level for all series was set to 100.0 on 10/31/00.

COMPANIES IN PEER GROUP
-----------------------
ATS Medical, Inc.
Possis Medical, Inc.
Rochester Medical Corporation
Angeion Corporation
Compex Technologies, Inc.

            PROPOSAL TO APPROVE THE SYNOVIS LIFE TECHNOLOGIES, INC.
                           2006 STOCK INCENTIVE PLAN

INTRODUCTION

     On December 15, 2005, our Board of Directors adopted the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan (the "2006 Plan"), subject to shareholder approval at the Annual Meeting.

     The 2006 Plan allows the Company to award eligible recipients:

     - options to purchase Common Stock that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code;

     - options to purchase Common Stock that do not qualify as incentive options ("non-statutory options");

     - rights to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of Common Stock and a specified exercise price of such shares ("stock appreciation rights");

     - shares of Common Stock that are subject to certain forfeiture and transferability restrictions ("restricted stock awards");

     - rights to receive the fair market value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives ("stock unit awards"); and

     - rights to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of specified objectives during a specified period ("performance awards").

     In the following discussion, we refer to both incentive options and non-statutory options as "options," and to options, stock appreciation rights, restricted stock awards, stock unit awards and performance awards as "incentive awards."

     The 2006 Plan is intended to advance the Company's interests and the interests of our shareholders by enabling the Company to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of the Company's economic objectives. The 2006 Plan replaces the Company's 1995 Stock Incentive Plan, which expired on December 18, 2005, and our 2004 Non-Employee Director Option Plan, which, as noted above, was terminated as of September 30, 2005.

     The major features of the 2006 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which may be obtained from the Company. A copy of the 2006 Plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the Commission's website at http://www.sec.gov.

SUMMARY OF THE 2006 PLAN

     General. All employees, consultants, advisors and independent contractors of the Company or any subsidiary, including non-employee directors of the Company, will be eligible to receive incentive awards under the 2006 Plan. As of January 1, 2006, there were approximately 425 persons who would be eligible to receive awards under the 2006 Plan.

     The maximum number of shares reserved for issuance under the 2006 Plan is one million, plus the number of shares subject to outstanding awards under our 1995 Stock Incentive Plan upon its expiration on December 18, 2005 which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under the 1995 Stock Incentive Plan (assuming, however, that provisions of the 2006 Plan relating to accounting for incentive awards applied to the 1995 plan).

     The number of shares available for issuance under the 2006 Plan is subject to increase to the extent that the Company issues shares or incentive awards under the 2006 Plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the rules and regulations of the Nasdaq Stock Market.

     Under the terms of the 2006 Plan:

     - no participant may be granted options or stock appreciation rights relating to more than 50,000 shares of Common Stock in the aggregate during any calendar year;

     - no participant may be granted restricted stock awards, stock unit awards and performance awards relating to more than 25,000 shares of Common Stock in the aggregate during any calendar year; and

     - no more than one million shares of Common Stock may be issued pursuant to the exercise of incentive stock options; provided, however, that the individual award limits set forth above will be 150,000 shares and 75,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties.

     All of the share limitations in the 2006 Plan may be adjusted to reflect changes in the Company's corporate structure or shares, as described below. In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive stock options will not apply to certain incentive awards granted upon the Company's assumption or substitution of like awards in any merger or acquisition.

     Shares of Common Stock that are issued under the 2006 Plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available, but the total number of shares that may be issued under the 2006 Plan will be reduced by one additional share for each share issued pursuant to a restricted stock award, stock unit award or performance award, or potentially issuable pursuant to an outstanding restricted stock award, stock unit award or performance award. All shares so subtracted from the amount available under the 2006 Plan with respect to an incentive award that lapses, expires, is forfeited or for any reason terminates unexercised or unvested and any shares of Common Stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of Common Stock will automatically again become available for issuance under the 2006 Plan. However, any shares not issued due to the exercise of an option by a "net exercise" or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, will not again become available for issuance under the 2006 Plan.

     In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the Company's corporate structure or shares, we may adjust:

     - the number and kind of securities available for issuance under the 2006 Plan;

     - the limits on the numbers of shares that may be granted to a participant within any calendar year or that may be granted as incentive stock options under the 2006 Plan; and

     - in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

     Administration. The 2006 Plan will be administered by our Board of Directors or by a committee of the Board. The Board of Directors or the committee administering the 2006 Plan is referred to as the "committee." Any such committee will consist of at least two members of the Board, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act, and who are "independent" as required by the listing standards of the Nasdaq Stock Market. We expect the Compensation Committee of our Board of Directors to administer the 2006 Plan. The committee may delegate its duties, power and authority under the 2006 Plan to any of the Company's officers to the extent consistent with applicable Minnesota corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act.

     The committee has the authority to determine all provisions of incentive awards consistent with terms of the 2006 Plan, including, the eligible recipients who will be granted one or more incentive awards under the 2006 Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. In addition, the committee has the authority to pay the economic value of any incentive award in the form of cash, Common Stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited "re-pricing" of options, discussed below) so long as the amended or modified terms are permitted under the 2006 Plan and any adversely affected participant has consented to the amendment or modification.

     The committee may, in its sole discretion, amend the terms of the 2006 Plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect the Company's interests, or to meet objectives of the 2006 Plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

     - to reserve shares or grant incentive awards in excess of the limitations provided in the 2006 Plan;

     - to effect any re-pricing of options, as discussed below;

     - to grant options or stock appreciation rights having an exercise price less than 100% of the "fair market value" (as defined below) of one share of Common Stock on the date of grant; or

     - for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market or other applicable market or exchange.

     Except in connection with certain specified changes in the Company's corporate structure or shares, the committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted, "underwater" option or stock appreciation right by:

     - amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

     - canceling the underwater option or stock appreciation right and granting replacement options or stock appreciation rights having a lower exercise price, or other incentive awards in exchange; or

     - repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the 2006 Plan.

     For purposes of the 2006 Plan, an option or stock appreciation right is deemed to be "underwater" at any time when the fair market value of the Common Stock is less than the exercise price.

     Unless terminated earlier, the 2006 Plan will terminate at midnight on the tenth (10th) anniversary of its approval by our shareholders. Incentive awards outstanding at the time the 2006 Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the 2006 Plan or any portion of the plan at any time. In addition to the committee's authority to amend the 2006 Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the 2006 Plan from time to time in order that incentive awards under the 2006 Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company's best interests; provided, however, that no amendments to the 2006 Plan will be effective without shareholder approval, if it is required under Section 422 of the Internal Revenue Code or the rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the 2006 Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above.

     Termination, suspension or amendment of the 2006 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in the Company's capitalization or a "change in control" of the Company.

     In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, upon a participant's request, the committee may permit a participant to transfer all or a portion of a non-statutory stock option, other than for value, to certain of the participant's family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory stock options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

     Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of Common Stock on the date of grant (or 110% of the fair market value of one share of Common Stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of the Company's assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. The committee may grant an option with an exercise price above fair market value. At any time while the Common Stock is listed on the Nasdaq National Market, "fair market value" under the 2006 Plan means the closing sale price of a share as reported by the Nasdaq National Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of January 3, 2006, the closing price of a share of Common Stock on the Nasdaq National Market was $9.74.

     The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), by tender or attestation as to ownership of shares of Common Stock that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the committee, by a "net exercise" of the option (as further described below) or by a combination of such methods. In the case of a "net exercise" of an option, the Company will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of Common Stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

     Under the Internal Revenue Code, the aggregate fair market value of shares of Common Stock with respect to which incentive stock options may become exercisable for the first time during any calendar year by any participant (and under all "incentive stock option" plans of the Company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of these amounts will be treated as non-statutory options.

     Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after seven years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).

     Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of Common Stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 Plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

     The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of Common Stock on the date of grant, except as provided below in connection with certain "tandem" grants. However, in the event that stock appreciation rights are granted as a result of the Company's assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after seven years from its date of grant.

     Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of Common Stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

     Restricted Stock Awards. A restricted stock award is an award of Common Stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy specified objectives.

     Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of Common Stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

     Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 Plan, as may be determined by the committee; provided, however, that in all cases payment of stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

     Performance Award. A participant may be granted one or more performance awards under the 2006 Plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, except upon certain conditions.

     Change in Control. In the event a "change in control" of the Company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse. The committee may condition acceleration on subsequent events, including the failure of any successor to assume the incentive awards, or the participant's involuntary termination, other than for "cause" (as defined in the 2006 Plan), or voluntary termination for "good reason" (also as defined in the 2006 Plan), within a specified period of time following a change in control.

     In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

     For purposes of the 2006 Plan a "change in control" of the Company occurs upon:

     - the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

     - the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

     - a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the incumbent directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

     - any person becomes after the effective date of the 2006 Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the incumbent directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

     - the incumbent directors cease for any reason to constitute at least a majority of the Board; or

     - any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Securities Exchange Act, whether or not the Company is then subject to such reporting requirements.

     For purposes of the 2006 Plan, "incumbent directors" are any individuals who are members of the Board on the effective date of the 2006 Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the incumbent directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

     Effect of Termination of Employment or Other Services. If a participant ceases to be employed by or perform other services for the Company and all subsidiaries, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below.

     Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards then held by the participant will be terminated, and all outstanding stock unit awards and performance awards then held by the participant will be terminated and forfeited.

     Upon termination for any reason other than death, disability or retirement, all rights of the participant under the 2006 Plan and any award agreements will immediately terminate without notice of any kind, and no options and stock appreciation rights then held by the participant will thereafter be exercisable, all unvested restricted stock awards will be terminated and forfeited, and all outstanding stock unit awards and performance awards then held by the participant will be terminated and forfeited; provided, however, that if a termination is for any reason other than "cause" (as defined in the 2006 Plan), all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of three months thereafter (but in no event after the expiration date of any such option or stock appreciation rights).

     The committee may at any time (including on or after the date of grant or following termination), in connection with a participant's termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards or performance awards then held by the participant to, terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be. In no case, however, will any incentive award remain exercisable or continue to vest for more than two years beyond the date such incentive award would have terminated if not for the committee's action, or beyond its expiration date, whichever first occurs, nor will any such action adversely affect any outstanding incentive award without the consent of the participant.

     Dividend Rights. Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under incentive awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to shareholders generally at any time prior to the issuance of shares under incentive awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

     Incentive Options. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant of an incentive option under the 2006 Plan.

     The exercise by a participant of an incentive option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered or attested to in payment of an option exercise price.

     If the participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares.

     If the participant holds the shares for at least two years after the date of grant and at least one year after the date of exercise (the "holding period requirements"), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

     If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Non-Statutory Options. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price.

     At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

     In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts included in the taxable income of the participant as ordinary income, or reported as taxable income of the participant by the Company, pursuant to applicable information reporting requirements.

     Stock Appreciation Rights. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. The Company will be entitled to a compensation expense deduction for any amounts included by the participant as ordinary income, or reported as taxable income of the participant by the Company, pursuant to applicable information reporting requirements.

     Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Internal Revenue Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Code) when such amounts are included in taxable income by the participant as ordinary income, or reported as taxable income of the participant by the Company pursuant to applicable information reporting requirements. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

     A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Code) when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by the Company pursuant to applicable information reporting requirements. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

     Stock Unit Awards and Performance Awards. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a stock unit award or a performance award. Upon payment of a stock unit award or performance award in cash, the participant will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received. In each case, the Company will receive a corresponding tax deduction, (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Code), when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by the Company, pursuant to applicable information reporting requirements.

     At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a stock unit award or performance award, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

     Excise Tax on Parachute Payments. The Internal Revenue Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code, and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards or performance awards upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

     Section 409(a). The foregoing discussion of tax consequences of incentive awards assumes that the incentive award discussed is either not subject to
Section 409A of the Internal Revenue Code, or has been structured to comply with its requirements.

     Section 409A, as added by the American Jobs Creation Act of 2004, provides new tax rules for deferred compensation that is deferred or becomes vested after December 31, 2004. In the event an incentive award is a "deferred compensation arrangement" subject to Section 409A and it fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally have immediately taxable income on the amount "deferred," would be required to pay an additional 20% income tax, and must pay interest on the tax that would have been paid but for the deferral.

     Under the terms of the 2006 Plan, the committee will determine whether incentive awards are subject to Section 409A of the Code, and will seek to provide additional, written terms and conditions determined necessary or desirable to cause any incentive awards subject to Section 409A to comply in form with its requirements. With respect to incentive awards subject to Section 409A, the committee will administer the 2006 Plan in a manner that is intended to comply with the requirements of Section 409A and any regulations or rulings issued thereunder.

INCENTIVE AWARDS UNDER THE 2006 PLAN

     As of the date of this Proxy Statement, the committee has not approved any awards under the 2006 Plan, and neither the number nor types of any other future 2006 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable. As noted above, however, the 2006 Plan does place certain per-participant limits on incentive awards granted in any calendar year.

BOARD OF DIRECTORS RECOMMENDATION AND VOTE REQUIRED

     Our Board of Directors recommends that shareholders vote FOR the proposal to approve the 2006 Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary to approve the 2006 Plan. Unless a contrary choice is specified on the proxy card, proxies solicited by our Board of Directors will be voted FOR approval of the 2006 Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of October 31, 2005 with respect to compensation plans under which equity securities the Company are authorized for issuance.

----------------------------------------------------------------------------------------------------------
                                   A                            B                           C
                                                                                   NUMBER OF SECURITIES
                                                                                 REMAINING AVAILABLE FOR
                       NUMBER OF SECURITIES TO BE       WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                        ISSUED UPON EXERCISE OF         EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                          OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
PLAN CATEGORY             WARRANTS AND RIGHTS          WARRANTS AND RIGHTS      REFLECTED IN COLUMN A)(1).
----------------------------------------------------------------------------------------------------------
Equity compensation
  Plans approved by
  the Company's
  stockholders                  821,199                       $8.25                      131,129
----------------------------------------------------------------------------------------------------------
Equity compensation
  Plans not approved
  by the Company's
  stockholders                       --                       $  --                           --
----------------------------------------------------------------------------------------------------------
Total                           821,199                       $8.25                      131,129
----------------------------------------------------------------------------------------------------------

---------------

(1) Included in the securities remaining available for issuance (Column C) are 83,477 shares associated with various stock award and stock option plans and 47,652 shares associated with the Company's Employee Stock Purchase Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, or with respect to, the period ended October 31, 2005, all reports were filed with the SEC on a timely basis.

                                 CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial and accounting officer and certain other senior financial personnel. The Code of Ethics is filed as Exhibit 14.1 to the Company's annual report on Form 10-K for the fiscal year ended October 31, 2005.

                              INDEPENDENT AUDITORS

     The Audit Committee has not met to select the independent certified public accountants to audit the Company's financial statements for the year ending October 31, 2006. Deloitte and Touche LLP was the Company's independent public accounting firm for fiscal 2004 and fiscal 2005. The Company has requested and expects a representative of Deloitte and Touche LLP to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

     Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before September 14, 2006 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

     A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in the Company's proxy statement must notify the Company by November 28, 2006. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Company for the next Annual Meeting will have discretionary authority to vote on the proposal.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders may communicate with the Board of Directors by sending correspondence, addressed to our Corporate Secretary, Synovis Life Technologies, Inc., 2575 University Avenue W., St. Paul, MN 55114-1024, with an instruction to forward the communication to the Board or to a particular director. Our Corporate Secretary will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report on Form 10-K to Shareholders may have been sent to any household where two or more shareholders reside. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request to the Company's Investor Relations Department, 2575 University Avenue W., St. Paul, MN 55114-1024, telephone: (651) 796-7300.

     Any shareholder who wishes to receive separate copies of the Company's Proxy statement or Annual Report on Form 10-K to Shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact the Company at the above address and number.

                                 ANNUAL REPORT

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF DECEMBER 30, 2005 UPON RECEIPT FROM ANY SUCH PERSON OF AN ORAL OR WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: SYNOVIS LIFE TECHNOLOGIES, INC., 2575 UNIVERSITY AVENUE W., ST. PAUL, MINNESOTA, 55114-1024, ATTN: CHIEF FINANCIAL OFFICER, OR BY ELECTRONIC MAIL TO INFO@SYNOVISLIFE.COM.

                                          By Order of the Board of Directors

                                          /s/ Karen Gilles Larson
                                          KAREN GILLES LARSON
                                          President and Chief Executive Officer

January 12, 2006
St. Paul, Minnesota

                         SYNOVIS LIFE TECHNOLOGIES, INC.
                            2006 STOCK INCENTIVE PLAN

1.    Purpose of Plan.

      The purpose of the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan (the "Plan") is to advance the interests of Synovis Life Technologies, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company' economic objectives.

2.    Definitions.

      The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

      2.1   "Board" means the Board of Directors of the Company.

      2.2 "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

      2.3 "Cause" means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) conviction of a gross misdemeanor or felony, or any other offense that, in the opinion of the Committee, is likely to have a material adverse effect upon the Company or its reputation, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any breach of any confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

      2.4 "Change in Control" means an event described in Section 13.1 of the Plan; provided, however, if distribution of an Incentive Award subject to
Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code and the regulations and rulings issued thereunder.

      2.5   "Code" means the Internal Revenue Code of 1986, as amended.

      2.6 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

      2.7 "Common Stock" means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

      2.8 "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient's Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

      2.9 "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary.

      2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.11 "Fair Market Value" means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock as reported on the Nasdaq National Market System or on any national exchange (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the Nasdaq National Market System, the closing sale price as of such date at the end of the regular trading session, as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, the Bulletin Board Exchange (BBX) or the Pink Sheets, LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith by the reasonable application of a reasonable valuation method, taking into account all available information material to the value of the Common Stock, and consistent with the definition of "fair market value" under Section 409A of the Code.

      2.12 "Good Reason," unless otherwise defined in an agreement evidencing an Incentive Award, means the occurrence of any of the following in connection with a Change in Control: (i) a substantial diminution in the Participant's authority, duties or responsibilities as in effect prior to the Change in Control, (ii) a reduction by the Company in the Participant's base salary, or an adverse change in the form or timing of the payment thereof, as in effect immediately prior to the Change in Control or as thereafter increased, or (iii) the Company's requiring the Participant to be based at any office or location that is more than fifty (50) miles further from the office or location thereof immediately preceding the Change in Control; provided, however, Good Reason shall not include any of the circumstances or events described above unless (A) the Participant has first provided written notice of such circumstance or event to the Company or its successor and the Company or such successor has not corrected such circumstance or event within thirty (30) days thereafter; and (B) the Participant has not otherwise consented to the occurrence in writing.

      2.13 "Incentive Award" means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award or Performance Award granted to an Eligible Recipient pursuant to the Plan.

      2.14 "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

      2.15 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

      2.16 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

      2.17 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

      2.18 "Performance Award" means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of specified objectives during a specified period.

      2.19 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant, or with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

      2.20 "Restricted Stock Award" means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that are subject to restrictions on transferability and/or a risk of forfeiture.

      2.21 "Retirement" means termination of employment or service at age 55 or older and completion of at least ten years of continuous service.

      2.22  "Securities Act" means the Securities Act of 1933, as amended.

      2.23 "Stock Appreciation Right" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

      2.24 "Stock Unit Award" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives.

      2.25 "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

      2.26 "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.    Plan Administration.

      3.1 The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and who are "independent" as required by the listing standards of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company's jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

      3.2   Authority of the Committee.

            (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants;
      (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

            (b) Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

            (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business;
      (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management's discussion and analysis of financial performance appearing in the Company's annual report to shareholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

            (d)   Notwithstanding any other provision of this Plan other than
      Section 4.3, the Committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; (B) Restricted Stock Awards; or (C) Stock Unit Awards or Performance Awards in exchange; or
      (iii) repurchasing the
      underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), Options and Stock Appreciation Rights will be deemed to be "underwater" at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

            (e) In addition to the authority of the Committee under Section 3.2(b) and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company's or Subsidiary's interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e): (i) to reserve shares or grant Incentive Awards in excess of the limitations provided in
      Section 4.1; (ii) to effect any re-pricing in violation of Section 3.2(d);
      (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.2 or 7.2, as the case may be; or (iv) for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded).

            (f) Notwithstanding anything in this Plan to the contrary, the Committee will determine whether an Incentive Award is subject to the requirements of Section 409A of the Code and, if determined to be subject to Section 409A of the Code, the Committee will make such Incentive Award subject to such written terms and conditions determined necessary or desirable to cause such Incentive Award to comply in form with the requirements of Section 409A of the Code. Further, the Plan, as it relates to Incentive Awards that are subject to Section 409A of the Code, will be administered in a manner that is intended to comply with the requirements of Section 409A of the Code and any regulations or rulings issued thereunder.

4.    Shares Available for Issuance.

      4.1 Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

            (a)   1,000,000;

            (b) the number of shares subject to outstanding awards under the Company's 1995 Stock Incentive Plan as of the expiration of such plan on December 18, 2005 which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plan, assuming, however, that the provisions of Section 4.2 of the Plan applied thereto;

            (c) the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

            (d) the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules and regulations of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded).

Notwithstanding any other provisions of the Plan to the contrary, (i) no Participant in the Plan may be granted Options and Stock Appreciation Rights relating to more than 50,000 shares of Common Stock in the aggregate during any calendar year; (ii) no Participant in the Plan may be granted Restricted Stock Awards, Stock Unit Awards and Performance Awards relating to more than 25,000 shares of Common Stock in the aggregate during any calendar year; and (iii) no more than 1,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; provided, however, that the limits in clauses (i) and (ii), above, will be 150,000 shares and 75,000 shares, respectively, as to a Participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties. All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan. The limits in clauses (i) and (ii) will not apply, however, to the extent Incentive Awards are granted as a result of the Company's assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms, nor will any Incentive Stock Options issued in any such assumption or substitution pursuant to applicable provisions of the Code count towards the limit in clause (iii).

      4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that the total number of shares that may be issued under the Plan shall be reduced by one additional share for each share issued pursuant to an Incentive Award other than an Option or a Stock Appreciation Right, or potentially issuable pursuant to an outstanding Incentive Award other than an Option or a Stock Appreciation Right. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that (i) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 6.4(b) or the tender or attestation as to ownership of Previously Acquired Shares will not again become available for issuance under the Plan; and (ii) shares covered by a Stock Appreciation Right, to the extent exercised, will not again become available for issuance under the Plan.

      4.3 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.    Participation.

      Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.    Options.

      6.1 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

      6.2 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company's assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

      6.3 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after seven (7) years from its date of grant (five years from its date of grant in the case of an Incentive Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

      6.4   Payment of Exercise Price.

            (a) The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company's earnings for financialS reporting purposes and that are otherwise acceptable to the Committee;
      (iii) by a "net exercise" of the Option (as further described in paragraph
      (b), below); or (iv) by a combination of such methods.

            (b) In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise," (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 12.1.

            (c) Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

      6.5 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in St. Paul,

Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.    Stock Appreciation Rights.

      7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

      7.2 Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except as provided in Section 7.4, below. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company's assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

      7.3 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after seven (7) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

      7.4 Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.    Restricted Stock Awards.

      8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

      8.2 Rights as a Shareholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

      8.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

      8.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9.    Stock Unit Awards.

      An Eligible Recipient may be granted one or more Stock Unit Awards under the Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Stock Unit Award will be made within two and one-half months following the end of the Eligible Recipient's tax year during which receipt of the Stock Unit Award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f), above.

10.   Performance Awards.

      An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient's tax year during which receipt of the Performance Award is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.1(f), above.

11. Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant's employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 11.3.

      11.1 Termination of Employment Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

            (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

            (b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

            (c) All outstanding but unpaid Stock Unit Awards and Performance Awards then held by the Participant will be terminated and forfeited.

      11.2 Termination of Employment for Reasons Other than Death, Disability or Retirement. Subject to Section 11.4 of the Plan, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

            (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

            (b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

            (c) All outstanding but unpaid Stock Unit Awards and Performance Awards then held by the Participant will be terminated and forfeited.

      11.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Stock Unit Awards or Performance Awards then held by such Participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (i) no Incentive Award may remain exercisable or continue to vest for more than two years beyond the date such Incentive Award would have terminated if not for the provisions of this Section
11.3 but in no event beyond its expiration date; and (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c),
4.3 and 13 of the Plan).

      11.4 Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee's determination occurs before or after termination of such Participant's employment with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option, the vesting of any Restricted Stock Award or the payment of any Stock Unit Award or Performance Award for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of Cause.

      11.5  Determination of Termination of Employment or Other Service.

            (a) The change in a Participant's status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant's employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

            (b) The change in a Participant's status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant's service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant's employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

            (c) Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant's employment or other service, such termination must also constitute a "separation from service" within the meaning of Section 409A of the Code.

      11.6 Breach of Confidentiality, Non-Compete or Non-Solicitation Agreements. Notwithstanding anything in the Plan to the contrary and in addition to the rights of the Committee under Section 11.4, in the event that a Participant breaches the terms of any confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary (including a confidentiality, non-compete or non-solicitation agreement made in connection with the grant of an Incentive Award), whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Participant to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with any Incentive Awards or any shares issued upon the exercise or vesting of any Incentive Awards.

12.   Payment of Withholding Taxes.

      12.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

      12.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a

Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant's withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

13.   Change in Control.

      13.1 A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

            (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

            (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

            (c) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

            (d) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

            (e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

            (f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

      For purposes of this Section 13, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the

Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

      13.2 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) any conditions to the payment of Stock Unit Awards and Performance Awards will lapse. The Committee may make any such acceleration subject to further conditions, including, but not limited to, conditions relating to (i) the failure of any successor to assume the Incentive Awards in connection with a Change in Control, or (ii) the Participant's involuntary termination, other than for Cause, or voluntary termination for Good Reason, in each case within a specified period of time following a Change in Control.

      13.3 Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that: (i) some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options (or, in the event that there is no excess, that such Options will be terminated); and (ii) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

      13.4 Limitation on Change in Control Payments. Notwithstanding anything in Section 13.2 or 13.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.2 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.3 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 13.2 or 13.3 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus

(B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 13.4 will not apply, and any "payments" to a Participant pursuant to Section 13.2 or 13.3 of the Plan will be treated as "payments" arising under such separate agreement.

14.   Rights of Eligible Recipients and Participants; Transferability.

      14.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

      14.2 Rights as a Shareholder; Dividends. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

      14.3  Restrictions on Transfer.

            (a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

            (b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of such Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 11 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

      If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

            (c) Upon a Participant's request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

      14.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.   Securities Law and Other Restrictions.

      Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16.   Compliance with Section 409A.

      It is intended that the Plan and all Incentive Awards hereunder be administered in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section 16 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless permitted under Section 409A and the regulations or rulings issued thereunder.

17.   Plan Amendment, Modification and Termination.

      The Board may suspend or terminate the Plan or any portion thereof at any time. In addition to the authority of the Committee to amend the Plan under
Section 3.2(e), the Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company's shareholders if: (i) shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company's Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3) or to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 13 of the Plan.

18.   Effective Date and Duration of the Plan.

      The Plan will be effective as of February 28, 2006, or such later date on which the Plan is initially approved by the Company's shareholders. The Plan will terminate at midnight on the tenth (10th) anniversary of such effective date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

19.   Miscellaneous.

      19.1 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

      19.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                         SYNOVIS LIFE TECHNOLOGIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints KAREN GILLES LARSON and BRETT REYNOLDS, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Synovis Life Technologies, Inc. (the "Company") held of record by the undersigned on December 30, 2005, at the Annual Meeting of Shareholders to be held on February 28, 2006, or any adjournment thereof.

1. Proposal to set the number of members of Board of Directors of the Company at six (6):

   FOR                  AGAINST                 ABSTAIN
   [ ]                    [ ]                     [ ]


2. Election of Directors:

   [ ]  FOR all nominees listed below        [ ] Vote WITHHELD from all nominees
        (except as marked to the contrary        listed below.
        below).


   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

        William G. Kobi                              Richard W. Perkins
        Karen Gilles Larson                          Timothy M. Scanlan
        Mark F. Palma                                Sven A. Wehrwein


3. Proposal to adopt the Company's 2006 Stock Incentive Plan:

   FOR                  AGAINST                 ABSTAIN
   [ ]                    [ ]                     [ ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 3 AND FOR ALL NOMINEES NAMED IN PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                          Dated:                          , 2006
                                                 ------------------------

                                                 -------------------------------
                                                          (Signature)

                                                 -------------------------------
                                                    Signature if held jointly




PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.